GRANITESHARES ETF TRUST

GRANITESHARES HIPS US HIGH INCOME ETF

SUPPLEMENT DATED August 17, 2018 (“SUPPLEMENT”)

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED December 18, 2017

This Supplement provides new information and modifies certain disclosure in the Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective August 17, 2018, the Board of Trustees of the GraniteShares ETF Trust unanimously approved an amendment to the investment advisory agreement (the “Advisory Agreement”) with GraniteShares Advisors LLC (the “Adviser”), on behalf of GraniteShares HIPS High Income ETF (the “HIPS Fund”), to adopt a unitary fee. The unitary fee replaces the current investment advisory fee structure for the HIPS Fund, and covers substantially all HIPS Fund expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the HIPS Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

Changes to Prospectus

Effective August 17, 2018, the “Annual Fund Operating Expenses” table included in the GraniteShares HIPS High Income ETF – Summary section in the HIPS Fund summary prospectus is hereby replaced with the following:

Annual Fund Operating Expenses

Management Fees	0.70%
Other Expenses of the Fund	0.00%
Acquired Fund Fees and Expenses(1),(2)	0.72%
Total Annual Fund Operating Expenses(1)	1.42%

(1) The information in the table has been restated to reflect current fees and expenses.

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

Effective August 17, 2018, the “Example” table included in the HIPS Fund summary prospectus is hereby replaced with the following:

1 Year	3 Years	5 Years	10 Years
$146	$459	$804	$1,831

Changes to SAI

Effective August 17, 2018, the second sentence in the fourth paragraph of the “Investment Advisory and Other Services” section of the SAI is hereby replaced with the following:

Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of the Fund (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act).

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Investors Should Retain This Supplement for Future Reference